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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                         Date of Report: July 28, 2004
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                       (Date of earliest event reported)


                                  MetLife, Inc.
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             (Exact name of registrant as specified in its charter)



 Delaware                                1-15787                  13-4075851
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(State or other jurisdiction        (Commission File         (I.R.S. Employer
of incorporation)                   Number)                  Identification No.)




                   200 Park Avenue, New York, New York 10166
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             (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (212) 578-2211
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Item 12.  Results of Operations and Financial Condition.

     On July 28, 2004, MetLife, Inc., a Delaware Corporation, issued (i) a press release announcing its results for the quarter ended June 30, 2004, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, and (ii) a Quarterly Financial Supplement for the quarter ended June 30, 2004, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The text of the press release and the Quarterly Financial Supplement is furnished and not filed pursuant to Instruction B.6 of Form 8-K.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               METLIFE, INC.


                               By:   /s/ Gwenn L. Carr
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                                     Name:  Gwenn L. Carr
                                     Title: Vice-President and Secretary




Date: July 28, 2004

                                EXHIBIT INDEX


Exhibit
Number          Exhibit
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99.1 Press Release, dated July 28, 2004, announcing second quarter 2004 results.

99.2            Quarterly Financial Supplement for the quarter ended June
                30, 2004.